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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): June 2, 2000





                         MLCC MORTGAGE INVESTORS, INC.
                         -----------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                     333-14253               59-3247986
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(State or Other Jurisdiction       (Commission             (I.R.S. Employer
     of Incorporation)              File Number)         Identification No.)



  4802 Deer Lake Drive East
  Jacksonville, Florida                              32246
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  (Address of Principal                              (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (904) 218-6000
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Item 5.  Other Events.
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         Pursuant to the terms of certain Pooling and Servicing Agreements
(the "Pooling and Servicing Agreements") by and among MLCC Mortgage Investors, Inc. (the "Company"), Merrill Lynch Credit Corporation, as master servicer (the "Master Servicer") and one or more institutional banks as trustee, the Master Servicer has retained Cendant Mortgage Corporation ("Cendant"), a New Jersey corporation, to serve as a subservicer and to perform certain of the Master Servicer's servicing and administration duties under the Pooling and Servicing Agreements with respect to securitized pools of residential mortgage loans. As of April 1, 2000, servicing of the Mortgage Loans was transferred to Cendant (the "Mortgage Servicing Transfer"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreements.

         The reported rates of delinquencies with respect to certain of the securitized pools of mortgage loans for April 2000 are significantly higher than those experienced prior to the Mortgage Servicing Transfer. The Company believes that the higher delinquency rates in April 2000 are primarily attributable to administrative matters and systems conversions associated with the Mortgage Servicing Transfer from the Master Servicer to Cendant. The Master Servicer and Cendant are currently taking necessary remedial action to address and correct these issues. The Company expects the higher delinquency rates to improve following the implementation of such remedial action in the second and third quarters of 2000.

         Statements about future results made herein may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations and the current economic environment. The Company cautions that these statements are not guarantees of future performance. They involve a number of risks and uncertainties that are difficult to predict including the completion of the transfer of servicing to Cendant. Actual results could differ materially from those expressed or implied in any purported forward-looking statements.



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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MLCC MORTGAGE INVESTORS, INC.



                                      By:   /s/    Robert J. Smith
                                         -------------------------------
                                                   Robert J. Smith
                                                   Senior Vice President


Dated:  June 2, 2000